Exhibit 99.7

RIGHTS CERTIFICATE #:	NUMBER OF RIGHTS

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT

DATED OCTOBER 4, 2019 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF

THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT.

Cyren Ltd.

Incorporated under the laws of the State of Israel

NON - TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Non-Transferable Subscription Rights to Purchase Ordinary Shares of Cyren Ltd.

Subscription Price:    $1.73 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME,

ON NOVEMBER 4, 2019 UNLESS EXTENDED BY THE COMPANY

REGISTERED OWNER

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one ordinary share with a par value of NIS 0.15 per share, of Cyren Ltd., an Israeli company, at a subscription price of $1.73 per share (the “Basic Subscription Right”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus Supplement and the “Instructions as to Use of Cyren Ltd. Subscription Rights Certificates” accompanying this Subscription Rights Certificate. If any ordinary shares available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise	of their Basic Subscription Right (the “Excess Shares”), any Rights holder that exercises its Basic Subscription Right in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus Supplement (the “Over-Subscription Right”). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by returning the full payment of the subscription price for each ordinary share in accordance with the “Instructions as to Use of Cyren Ltd. Subscription Rights Certificates” that accompany this Subscription Rights Certificate.

This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the seal of Cyren Ltd, and the signatures of its duly authorized officers.

Dated: October 4, 2019

Brett Jackson	Michael Myshrall
Chief Executive Officer	Chief Financial Officer

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than in the manner or to the address listed below will not constitute valid delivery.

If delivering by mail, hand or overnight courier:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for shares pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 3 below. To subscribe for shares pursuant to your Over-Subscription Right, please also complete line (b) and sign under Form 3 below. To the extent you subscribe for more Shares than you are entitled under either the Basic Subscription Right or the Over-Subscription Right, you will be deemed to have elected to purchase the maximum number of shares for which you are entitled to subscribe under the Basic Subscription Right or Over-Subscription Right, as applicable.

(a) EXERCISE OF BASIC SUBSCRIPTION RIGHT:

I apply for ___________ shares  x  $ 1.73                   =  $ ___________

                 (no. of new shares)     (subscription price)    (amount enclosed)

(b) EXERCISE OF OVER-SUBSCRIPTION RIGHT

If you have exercised your Basic Subscription Right in full and wish to subscribe for additional ordinary shares pursuant to your Over-Subscription Right:

I apply for ___________ shares  x  $ 1.73                   =  $ ___________

                    (no. of new shares)     (subscription price)    (amount enclosed)

(c) Total Amount of Payment Enclosed = $__________________

METHOD OF PAYMENT (CHECK ONE)

☐  Check or bank draft payable to “American Stock Transfer & Trust Company, LLC as Subscription Agent.”

☐  Wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, as Subscription Agent for Cyren Ltd., for purposes of accepting subscriptions in this rights offering at JP Morgan Chase, SWIFT Code CHASUS33, ABA # 021000021, Account # 530-354616, with reference to “AST as Subscription Agent for Cyren/[rights holder’s name]”.

FORM 2-DELIVERY TO DIFFERENT ADDRESS

If you wish for the ordinary shares underlying your subscription rights, a certificate representing unexercised subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 3 and have your signature guaranteed under Form 4.

______________________________________________________

______________________________________________________

______________________________________________________

FORM 3-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated herein on the terms and conditions specified in the Prospectus. I agree to cooperate with the Company and provide to the Company any and all information requested by the Company in connection with the exercise of the rights granted in the previous sentence.

Signature(s): ____________________________________________

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 4-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Form 2 above.

Signature Guaranteed: _____________________________________

                                      (Name of Bank or Firm)

By: __________________________________________________

     (Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF CYREN LTD. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT D.F. KING & CO., INC., THE INFORMATION AGENT, AT 212-269-5550 or 877-283-0325.